POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE TIMOTHY PLAN, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically will file post-effective amendments to its Registration Statement on Form N-1A in regard of its various series with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Arthur D. Ally, Terry Covert, Joseph E. Boatwright, Douglas Ally, and Benjamin Mollozzi, and each of them, his attorneys for him and in his name, place and stead, and in their offices and capacities in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13th day of February 2020.

/s/ Arthur D. Ally
Arthur D. Ally

STATE OF FLORIDA	)
)
COUNTY OF ORANGE	)

Affirmed and subscribed before me by means of [X] physical presence or [N/A] online notarization, this 13th day of February 2020, by Arthur D. Ally.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

/s/ David L. Hart

(NOTARIAL SEAL)
Notary Public
My Commission Expires:

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE TIMOTHY PLAN, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically will file post-effective amendments to its Registration Statement on Form N-1A in regard of its various series with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Arthur D. Ally, Terry Covert, Joseph E. Boatwright, Douglas Ally, and Benjamin Mollozzi, and each of them, his attorneys for him and in his name, place and stead, and in their offices and capacities in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13th day of February 2020.

/s/ Joseph E. Boatwright
Joseph E. Boatwright

STATE OF FLORIDA	)
)
COUNTY OF ORANGE	)

Affirmed and subscribed before me by means of [X] physical presence or [N/A] online notarization, this 13th day of February 2020, by Joseph E. Boatwright.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

/s/ David L. Hart

(NOTARIAL SEAL)
Notary Public My Commission Expires:

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE TIMOTHY PLAN, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically will file post-effective amendments to its Registration Statement on Form N-1A in regard of its various series with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Arthur D. Ally, Terry Covert, Joseph E. Boatwright, Douglas Ally, and Benjamin Mollozzi, and each of them, his attorneys for him and in his name, place and stead, and in their offices and capacities in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13th day of February 2020.

/s/ Matthew D. Staver
Mathew D. Staver

STATE OF FLORIDA	)
)
COUNTY OF ORANGE	)

Affirmed and subscribed before me by means of [X] physical presence or [N/A] online notarization, this 13th day of February 2020, by Mathew D. Staver.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

/s/ David L. Hart

(NOTARIAL SEAL)
Notary Public My Commission Expires:

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE TIMOTHY PLAN, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically will file post-effective amendments to its Registration Statement on Form N-1A in regard of its various series with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Arthur D. Ally, Terry Covert, Joseph E. Boatwright, Douglas Ally, and Benjamin Mollozzi, and each of them, his attorneys for him and in his name, place and stead, and in their offices and capacities in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 13th day of February 2020.

/s/ Deborah Honeycutt
Deborah Honeycutt

STATE OF FLORIDA	)
)
COUNTY OF ORANGE	)

Affirmed and subscribed before me by means of [X] physical presence or [N/A] online notarization, this 13th day of February 2020, by Deborah Honeycutt.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

/s/ David L. Hart

(NOTARIAL SEAL)
Notary Public My Commission Expires:

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE TIMOTHY PLAN, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically will file post-effective amendments to its Registration Statement on Form N-1A in regard of its various series with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Arthur D. Ally, Terry Covert, Joseph E. Boatwright, Douglas Ally, and Benjamin Mollozzi, and each of them, his attorneys for him and in his name, place and stead, and in their offices and capacities in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19th day of February 2020.

/s/ Charles E. Nelson
Charles E. Nelson

STATE OF FLORIDA	)
)
COUNTY OF ORANGE	)

Affirmed and subscribed before me by means of [X] physical presence or [N/A] online notarization, this 19th day of February 2020, by Charles E. Nelson.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

/s/ David L. Hart

(NOTARIAL SEAL)
Notary Public My Commission Expires:

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE TIMOTHY PLAN, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically will file post-effective amendments to its Registration Statement on Form N-1A in regard of its various series with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Arthur D. Ally, Terry Covert, Joseph E. Boatwright, Douglas Ally, and Benjamin Mollozzi, and each of them, his attorneys for him and in his name, place and stead, and in their offices and capacities in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13th day of February 2020.

/s/ Scott Preissler
Scott Preissler

STATE OF FLORIDA	)
)
COUNTY OF ORANGE	)

Affirmed and subscribed before me by means of [X] physical presence or [N/A] online notarization, this 13th day of February 2020, by Scott Preissler.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

/s/ David L. Hart

(NOTARIAL SEAL)
Notary Public My Commission Expires:

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE TIMOTHY PLAN, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically will file post-effective amendments to its Registration Statement on Form N-1A in regard of its various series with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Arthur D. Ally, Terry Covert, Joseph E. Boatwright, Douglas Ally, and Benjamin Mollozzi, and each of them, his attorneys for him and in his name, place and stead, and in their offices and capacities in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13th day of February 2020.

/s/ Alan M. Ross
Alan M. Ross

STATE OF FLORIDA	)
)
COUNTY OF ORANGE	)

Affirmed and subscribed before me by means of [X] physical presence or [N/A] online notarization, this 13th day of February 2020, by Alan M. Ross.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

/s/ David L. Hart

(NOTARIAL SEAL)
Notary Public My Commission Expires:

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE TIMOTHY PLAN, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically will file post-effective amendments to its Registration Statement on Form N-1A in regard of its various series with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Arthur D. Ally, Terry Covert, Joseph E. Boatwright, Douglas Ally, and Benjamin Mollozzi, and each of them, his attorneys for him and in his name, place and stead, and in their offices and capacities in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13th day of February 2020.

/s/ Kenneth Blackwell

Kenneth Blackwell

STATE OF FLORIDA	)
)
COUNTY OF ORANGE	)

Affirmed and subscribed before me by means of [X] physical presence or [N/A] online notarization, this 13th day of February 2020, by Kenneth Blackwell.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

/s/ David L. Hart

(NOTARIAL SEAL)
Notary Public My Commission Expires:

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE TIMOTHY PLAN, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically will file post-effective amendments to its Registration Statement on Form N-1A in regard of its various series with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Arthur D. Ally, Terry Covert, Joseph E. Boatwright, Douglas Ally, and Benjamin Mollozzi, and each of them, his attorneys for him and in his name, place and stead, and in their offices and capacities in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13th day of February 2020.

/s/ Bill Johnson

Bill Johnson

STATE OF FLORIDA	)
)
COUNTY OF ORANGE	)

Affirmed and subscribed before me by means of [X] physical presence or [N/A] online notarization, this 13th day of February 2020, by Bill Johnson.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

/S/ David L. Hart

(NOTARIAL SEAL)
Notary Public My Commission Expires:

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE TIMOTHY PLAN, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically will file post-effective amendments to its Registration Statement on Form N-1A in regard of its various series with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Arthur D. Ally, Terry Covert, Joseph E. Boatwright, Douglas Ally, and Benjamin Mollozzi, and each of them, his attorneys for him and in his name, place and stead, and in their offices and capacities in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of February 2020.

/s/ John C. Mulder

John C. Mulder

STATE OF	)
)
COUNTY OF	)

Affirmed and subscribed before me by means of [X] physical presence or [N/A] online notarization, this 18h day of February 2020, by John C. Mulder.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

/s/ David L. Hart

(NOTARIAL SEAL)
Notary Public My Commission Expires:

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE TIMOTHY PLAN, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically will file post-effective amendments to its Registration Statement on Form N-1A in regard of its various series with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Arthur D. Ally, Terry Covert, Joseph E. Boatwright, Douglas Ally, and Benjamin Mollozzi, and each of them, his attorneys for him and in his name, place and stead, and in their offices and capacities in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13th day of February 2020.

/s/ Patrice Tsague

Patrice Tsague

STATE OF FLORIDA	)
)
COUNTY OF ORANGE	)

Affirmed and subscribed before me by means of [X] physical presence or [N/A] online notarization, this 13th day of February 2020, by Patrice Tsague.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

/s/ David L. Hart

(NOTARIAL SEAL)
Notary Public My Commission Expires:

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE TIMOTHY PLAN, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically will file post-effective amendments to its Registration Statement on Form N-1A in regard of its various series with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Arthur D. Ally, Terry Covert, Joseph E. Boatwright, Douglas Ally, and Benjamin Mollozzi, and each of them, his attorneys for him and in his name, place and stead, and in their offices and capacities in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13th day of February 2020.

/s/ Richard W. Copeland

Richard W. Copeland

STATE OF FLORIDA	)
)
COUNTY OF ORANGE	)

Affirmed and subscribed before me by means of [X] physical presence or [N/A] online notarization, this 13th day of February 2020, by Richard W. Copeland.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

/s/ David L. Hart

(NOTARIAL SEAL)
Notary Public My Commission Expires: